                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                   FORM 8-K/A

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 28, 2000
                                                 -------------------------------


                            INTERNETSTUDIOS.COM, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



          Nevada                      000-27363                 13-4009696
--------------------------------------------------------------------------------
(State or other jurisdiction   (Commission File Number)      (I.R.S. Employer
     of incorporation)                                    Identification Number)



                           1351 4th Street, Suite 227
                         Santa Monica, California 90401
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                    (Address of principal executive offices)

Registrant's telephone number, including area code:  (310) 394-4025
                                                   -----------------------------

                                 Not applicable
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)


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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     Effective November 28, 2000, InternetStudios.com, Inc., a Nevada corporation (the "Company"), accepted the resignation of PricewaterhouseCoopers, LLP ("PWC"), as the Company's independent accountants. Effective November 28, 2000, the Company engaged Grant Thornton LLP ("Grant") as the Company's new independent accountants. The resignation of PWC and the retention of Grant were accepted by the Company's Board of Directors.

     Prior to the engagement of Grant, neither the Company nor anyone on its behalf consulted with such firm regarding the application of accounting principles to a specified transaction, either completed or uncompleted, or type of audit opinion that might be rendered on the Company's financial statements.

     During the course of its engagement, PWC did not audit the Company's financial statements.

     During the period from April 18, 2000 to November 28, 2000, there were no disagreements with PWC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure. In addition, there were no such events as described under Item 304(a)(1)(v) of Regulation S-K during the period from April 18, 2000 to November 28, 2000.

     The Company has provided PWC with a copy of the disclosures contained herein, and has requested that it furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Company in response to Item 304(a) regarding its involvement with the Company as independent accountants and, if not, stating the respects in which it does not agree. A copy of PWC's letter is attached as an exhibit to this Current Report on Form 8-K.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND RESULTS

     c.   Exhibits:


        EXHIBIT
        NUMBER                              DESCRIPTION
        -------                             -----------
        16.1             Letter from PricewaterhouseCoopers LLP addressed to the
                         Securities and Exchange Commission


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            INTERNETSTUDIOS.COM, INC.
                                                  (Registrant)


Date: November 28, 2000                     By:  /s/ HEIDI LESTER
                                               --------------------------------
                                                     Heidi Lester



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                                INDEX TO EXHIBITS

EXHIBIT
NUMBER                     DESCRIPTION
16.1                       Letter from PricewaterhouseCoopers LLP
                           addressed to the Securities and Exchange Commission






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